Exhibit 77Q1 - Additional Items

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the registrant has included the complete list of foreign sub-custodians below.

Item 15

Foreign Sub-Custodian Network for BNY Mellon
(Legacy BNY)

Country	Subcustodian Name Legacy BNY	City
Argentina	Citibank, N.A. _ Buenos Aires Branch	Buenos Aires
Australia	National Australia Bank Limited, Melbourne	Melbourne_
Austria	UniCredit Bank Austria AG	Vienna
Bahrain	HSBC Bank Middle East Limited	Manama
Bangladesh	Standard Chartered Bank _ Bangladesh Branch	Dhaka
Belgium	Citibank International Plc	Brussels
Benin	Société Générale de Banques en Côte d'Ivoire	Abidjan
Bermuda	HSBC Bank Bermuda Limited	Hamilton
Botswana	Stanbic Bank Botswana Ltd.	Gaborone
Brazil	Citibank, N.A. _ Sao Paulo	Sao Paulo
Bulgaria	ING Bank N.V., Sofia Branch	Sofia
Canada	Canadian Imperial Bank of Commerce	Toronto
Cayman Islands	BNYMellon	New York
Channel Islands	BNY Mellon	London
Chile	Banco de Chile	Santiago
China-Shanghai	HSBC Bank (China) Company Limited	Shanghai
China- Shenzhen	HSBC Bank (China) Company Limited	Shenzhen
Colombia	Cititrust Colombia	Bogota
Costa Rica	Banco Nacional de Costa Rica	San Jose
Croatia	Privredna Banka Zagreb d.d., Zagreb	Zagreb
Cyprus	BNP Paribas Securities Services, Athens	Athens
Czech Republic	ING Bank N. V., Prague	Prague
Denmark	Danske Bank	Copenhagen
Ecuador	Banco de la Produccion (Produbanco)	Quito
Egypt	The Hongkong and Shanghai Banking Corporation Limited, Egypt S.A.E.	Cairo
Estonia	SEB Pank AS	Tallinn
Euromarkets	Euroclear Bank, Belgium - Clearstream Banking, Luxembourg	Brussels
Finland	Skandinaviska Enskilda Banken AB, Helsinki	Helsinki
France	BNP Paribas Securities Services _ Paris	Paris
Germany	The Bank of New York Mellon SA/NV	Frankfurt
Ghana	Stanbic Bank of Ghana Ltd.	Accra
Greece	BNP Paribas Securities Services, Athens	Athens
Guinea Bissau	Société Générale de Banques en Côte d'Ivoire	Abidjan
Hong Kong SAR	The Hongkong and Shanghai Banking Corporation Limited	Kowloon
Hungary	ING Bank (Hungary) Rt., Budapest	Budapest
Iceland	Landsbankinn nf	Reykjavik
India	The Hong Kong and Shanghai Banking Corporation LTD	Mumbai
Indonesia	The Hongkong and Shanghai Banking Corporation Limited, Jakarta	Jakarta
Ireland	The Bank of New York Mellon SA/NV	London
Israel	Bank Hapoalim B.M.	Tel Aviv
Italy	Intesa Sanpaolo S.p.A., Milan	Milan
Ivory Coast	Société Générale de Banques en Côte d'Ivoire	Abidjan
Japan	Mizuho Corporate Bank Ltd, Tokyo	Tokyo
Japan	The Bank of Tokyo Mitsubishi UFJ Ltd, Tokyo	Tokyo
Jordan	HSBC Bank Middle East Limited _ Jordan Branch	Amman
Kazakhstan	The Hongkong and Shanghai Banking Corporation Limited Bank Kazakhstan	Almaty
Kenya	CFC Stanbic Bank Limited	Nairobi
Kuwait	HSBC Bank Middle East Limited _ Kuwait Branch	Safat
Latvia	AS SEB banka	Riga
Lebanon	HSBC Bank Middle East Limited	Beirut
Lithuania	SEB Bankas	Vilnius
Luxembourg	Banque et Caisse d'Epargne de l'Etat, Luxembourg	Luxembourg
Malaysia	HSBC Bank Malaysia Berhad	Kuala Lumpur
Mali	Société Générale de Banques en Côte d'Ivoire	Abidjan
Malta	HSBC Bank Malta plc	Valletta
Mauritius	The Hongkong and Shanghai Banking Corporation Limited, Mauritius Branch	Ebene
Mexico	Banco Nacional de Mexico, S.A.	Mexico City
Morocco	Citibank Maghreb	Casablanca
Namibia	Standard Bank Namibia Limited	Windhoek
Netherlands	The Bank of New York Mellon SA/NV	Amsterdam
New Zealand	National Australia Bank New Zealand - National Nominees Ltd	Auckland
Niger	Société Générale de Banques en Côte d'Ivoire	Abidjan
Nigeria	Stanbic IBTC Chartered Bank Plc	Victoria Island, Lagos
Norway	DnB NOR Bank ASA	Oslo
Oman	HSBC Bank Middle East Limited _ Oman Branch	Ruwi
Pakistan	Deutsche Bank AG, Karachi	Karachi
Palestinian Autonomous Area	HSBC Bank Middle East Limited,	Ramallah
Peru	Citibank del Peru, S.A., Lima	Lima
Philippines	The Hongkong and Shanghai Banking Corporation Ltd	Manila
Poland	ING Bank Slaski S.A., Katowice	Warsaw
Portugal	Citibank International Plc, Sucursal em Portugal	Lisbon
Qatar	HSBC Bank Middle East Limited _ Qatar Branch	Doha
Romania	ING Bank N.V. _ Bucharest Branch	Bucharest
Russia	ING Bank (Eurasia) ZAO	Moscow
Saudi Arabia	SABB Securities Limited	Riyadh
Senegal	Société Générale de Banques en Côte d'Ivoire	Abidjan
Serbia	UniCredit Bank Austria AG	Belgrade
Singapore	United Overseas Bank	Singapore
Singapore	DBS Bank Limited	Singapore
Slovak Republic	ING Bank N.V., Bratislava Branch	Bratislava
Slovenia	UniCredit Banka Slovenia d.d.	Ljubljana
South Africa	Standard Bank of South Africa Limited, Johannesburg	Johannesburg
South Korea	The Hongkong and Shanghai Banking Corporation Limited	Seoul
Spain	Banco Bilbao Vizcaya Argentaria, Madrid	Madrid
Spain	Santander Investment S.A., Madrid	Madrid
Sri Lanka	The Hongkong and Shanghai Banking Corporation Limited, Colombo	Colombo
Swaziland	Standard Bank Swaziland Limited, Mbabane	Mbabane
Sweden	Skandinaviska Enskilda Banken AB, Stockholm	Stockholm
Switzerland	Crédit Suisse AG	Zurich
Taiwan	Standard Chartered Bank (Taiwan) Limited _	Taipei
Taiwan	HSBC Bank (Taiwan) Limited	Taipei
Thailand	The Hongkong and Shanghai Banking Corporation Limited, Bangkok	Bangkok
Thailand	Bangkok Bank Ltd, Bangkok	Bangkok
Trinidad & Tobago	Republic Bank Ltd	Port of Spain
Tunisia	Banque Internationale Arabe de Tunisie, S.A., Tunis	Tunis
Turkey	Deutsche Bank	Istanbul
Ukraine	ING Bank Ukraine	Kiev
United Arab Emirates	HSBC Bank Middle East Limited	Dubai
United Kingdom	The Bank of New York Mellon SA/NV	London
United States	The Bank of New York Mellon	New York
Uruguay	Banco Itau Uruguay S.A.	Montevideo
Venezuela	Citibank, N.A., Caracas	Caracas
Vietnam	HSBC Bank (Vietnam) Ltd	Ho Chi Minh City
Zambia	Stanbic Bank Zimbabwe Ltd.	Lusaka
Zimbabwe	Stanbic Bank Zimbabwe Ltd	Harare
Foreign Sub-Custodian Network for BNY Mellon
(Legacy Mellon)

Country	Subcustodian Name Legacy BNY	City
Argentina	Citibank, N.A.	Buenos Aires
Australia	National Australia Bank Ltd	Melbourne_
Austria	UniCredit Bank Austria AG	Vienna
Bahrain	HSBC	Manama
Bangladesh	Standard Chartered Bank	Dhaka
Belgium	Citibank International Plc	Brussels
Benin	Societe Generale de Banques en Cote D'ivoire	Abidjan
Bermuda	HSBC Bank Bermuda Limited	Hamilton
Botswana	Stanbic Bank Botswana Limited	Gaborone
Brazil	Citibank N.A.	Sao Paulo
Bulgaria	ING Bank N.V.	Sofia
Canada	CIBC Mellon Trust Co	Toronto
Cayman Islands	BNY Mellon	New York
Channel Islands	BNY Mellon	London
Chile	Banco Itau	Santiago
China-Shanghai	HSBC	Shanghai
China- Shenzhen	HSBC	Shenzhen
Colombia	Cititrust Colombia S.A.	Bogota
Costa Rica	Banco Nacional de Costa Rica	San Jose
Croatia	Privredna Banka Zagreb D.D.	Zagreb
Cyprus	BNP Paribas Securities Services, Athens	Athens
Czech Republic	ING Bank N.V.	Prague
Denmark	Danske Bank A/S	Copenhagen
Ecuador	Banco de la Produccion S.A.	Quito
Egypt	HSBC Bank Egypt SAE	Cairo
Estonia	Skandinaviska Enskilda Banken AB	Tallinn
Euromarkets	Clearstream Banking Luxembourg	Brussels
Euromarkets	Euroclear Bank	Brussels
Finland	SEB Helsinki	Helsinki
France	BNP Paribas Securities Services	Paris
Germany	BNY Mellon Asset Servicing GmbH	Offenbach am Main
Ghana	Stanbic Bank Ghana Ltd	Accra
Greece	BNP Paribas Securities Services, Athens	Athens
Guinea Bissau	Societe Generale de Banques en Cote D'ivoire	Abidjan
Hong Kong SAR	HSBC	Kowloon
Hungary	ING Bank N.V.	Budapest
Iceland	Islandsbanki hf	Reykjavik
India	Deutsche Bank (DB) Mumbai	Mumbai
Indonesia	HSBC	Jakarta
Ireland	The Bank of New York Mellon	London
Israel	Bank Hapoalim B.M.	Tel Aviv
Italy	Intesa Sanpaolo S.p.A.	Milan
Ivory Coast	Société Générale de Banques en Côte d'Ivoire	Abidjan
Japan	Mizuho Corporate Bank / The Bank of Tokyo - Mitsubishi UFJ Ltd.	Tokyo
Jordan	HSBC	Amman
Kazakhstan	HSBC	Almaty
Kenya	CFC Stanbic Bank Limited	Nairobi
Kuwait	HSBC	Safat
Latvia	Skandinaviska Enskilda Banken AB	Riga
Lebanon	HSBC	Beirut
Lithuania	Skandinaviska Enskilda Banken AB	Vilnius
Luxembourg	Euroclear	Brussels
Malaysia	HSBC Bank Malaysia Berhad	Kuala Lumpur
Mali	Societe Generale de Banques en Cote D'ivoire	Abidjan
Malta	HSBC Bank Malta Plc	Valletta
Mauritius	HSBC	Ebene
Mexico	Banco Nacional de México S.A. (Banamex S.A.)	Mexico City
Morocco	Citibank Maghreb	Casablanca
Namibia	Standard Bank Namibia Limited	Windhoek
Netherlands	The Bank of New York Mellon SA/NV	Amsterdam
New Zealand	National Australia Bank Ltd	Auckland
Niger	Societe Generale de Banques en Cote D'ivoire	Abidjan
Nigeria	Stanbic IBTC Plc Nigeria	Victoria Island, Lagos
Norway	DnB NOR BANK ASA	Oslo
Oman	HSBC	Ruwi
Pakistan	Deutsche Bank AG	Karachi
Palestinian Autonomous Area	HSBC Bank Middle East, Limited	Ramallah
Peru	Citibank del Perú	Lima
Philippines	HSBC	Manila
Poland	ING Bank Slaski S.A.	Warsaw
Portugal	Citibank International Plc, Sucursal em Portugal	Lisbon
Qatar	HSBC	Doha
Romania	ING Bank N.V.	Bucharest
Russia	ZAO Citibank Moscow	Moscow
Saudi Arabia	HSBC	Riyadh
Senegal	Societe Generale de Banques en Cote D'ivoire	Abidjan
Serbia	Bank Austria, Creditanstalt	Belgrade
Singapore	DBS Bank Ltd	Singapore
Slovak Republic	ING Bank N.V.	Bratislava
Slovenia	UniCredit Bank	Ljubljana
South Africa	Standard Bank of South Africa Limited	Johannesburg
South Korea	HSBC	Seoul
Spain	Santander Investment, S.A.	Madrid
Sri Lanka	HSBC	Colombo
Swaziland	Standard Bank Swaziland Limited	Mbabane
Sweden	Skandinaviska Enskilda Banken AB	Stockholm
Switzerland	UBS AG	Zurich
Taiwan	Standard Chartered Bank	Taipei
Thailand	HSBC	Bangkok
Tunisia	Banque Internationale Arabe de Tunisie	Tunis
Turkey	Deutsche Bank A.S.	Istanbul
Ukraine	ING Bank Ukraine	Kiev
United Arab Emirates	HSBC	Dubai
United Kingdom	The Bank of New York Mellon / Deutsche Bank AG London (Depository and Clearing Centre)	London
United States	The Bank of New York Mellon	New York
Uruguay	Banco Itaú Uruguay S.A.	Montevideo
Venezuela	Citibank, N.A.	Caracas
Vietnam	HSBC	Ho Chi Minh City
Zambia	Stanbic Bank Zambia Plc	Lusaka
Zimbabwe	Stanbic Bank of Zimbabwe Ltd	Harare